                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the incorporation by reference in this Registration Statement on Form S-8 being filed under the Securities Act of 1933 of our report dated February 1, 1996 relating to the financial statements included in the December 31, 1995 Annual Report on Form 10-K of Life Medical Sciences, Inc.



Richard A. Eisner & Company, LLP

New York, New York
May 13, 1996